SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 22, 2006

Wells Real Estate Fund II-OW

(Exact Name of Registrant as Specified in Charter)

Georgia	0-17876	58-1754703
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01. Changes in Registrant's Certifying Accountant

Former Independent Registered Public Accounting Firm:

  On September 22, 2006, the Financial Oversight Committee of the General Partners of Wells Real Estate Fund II-OW (the "Registrant") dismissed Ernst & Young LLP as the independent registered public accounting firm for the Registrant.

  During the years ended December 31, 2004 and 2005, and the subsequent interim period through September 22, 2006, there were no disagreements with Ernst & Young LLP on any matters related to accounting principles or practices, financial statement disclosures, or auditing scopes or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused such firm to make reference thereto in its reports for such years.

  During the year ended December 31, 2004 and 2005, and the subsequent interim period through September 22, 2006, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

  The reports of Ernst & Young LLP on the financial statements of the Registrant for the years ended December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principle. The Registrant has provided Ernst & Young LLP with a copy of the forgoing disclosures. Attached as Exhibit 16.1 is a copy of Ernst & Young LLP's letter, dated September 27, 2006, stating whether or not it agrees with such statements.

New Independent Registered Public Accounting Firm:

  On September 22, 2006, the Financial Oversight Committee of the General Partners of the Registrant engaged Frazier & Deeter, LLC as the Registrant's independent registered public accounting firm for the year ending December 31, 2006.

  During the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through September 22, 2006, neither the Registrant nor anyone on behalf of the Registrant consulted with Frazier & Deeter, LLC regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits
Exhibit Number	Exhibit Title
16.1	Letter from Ernst & Young LLP dated September 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND II-OW

(Registrant)

By: Wells CAPITAL, INC.

General Partner

By: /s/ Leo F. Wells, III

Leo F. Wells, III

President

Date: September 27, 2006

Exhibit Index
Exhibit Number	Exhibit Title
16.1	Letter from Ernst & Young LLP dated September 27, 2006